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                                                                 EXHIBIT 10.22


                              TERMINATION AGREEMENT



         THIS TERMINATION AGREEMENT ("Agreement") is entered into as of this 19th day of November, 1996 by and among MDP Corporation, a Georgia corporation ("MDP"), Jonathan J. Oscher ("Oscher"), American Medcare Corporation, a Delaware corporation ("AMC"), International Computer Solutions, Inc., a Georgia corporation ("ICS"), Robert L. Fine ("R. Fine"), W.K. Price ("W. Price"), Frederick L. Fine ("F. Fine"), James K. Price ("J. Price") and William A. Baker ("Baker"), (R. Fine, W. Price, F. Fine, J. Price and Baker collectively referred to as the "Paying ICS Shareholders").

         WHEREAS, MDP, ICS and the Paying ICS Shareholders have entered into the Clearinghouse Services Agreement ("Services Agreement") dated August 31, 1992;

         WHEREAS, Oscher, ICS and Newport Capital, Inc., a Georgia corporation ("Newport") have entered into a Shares Disposition Agreement ("Shares Agreement") dated August 31, 1992;

         WHEREAS, Newport has merged into AMC and AMC has succeeded to the rights and obligations of Newport under the Shares Agreement; and

         WHEREAS, the parties hereto desire to terminate the Services Agreement and the Shares Agreement upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises herein made and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. TERMINATION. Subject to the terms of this Agreement, the Services Agreement, and the Shares Agreement (collectively "Terminated Agreements"), terminate on November 30, 1996. Upon the termination of the Terminated Agreements, the parties shall have no further obligations or liabilities to the other pursuant to or otherwise related to the Terminated Agreements, known or unknown, fixed or contingent, except as herein specifically provided. Any clearinghouse services provided by MDP hereafter for ICS shall be as mutually agreed hereafter in writing.

         2. PAYMENTS. ICS shall pay MDP $263,111.20, of which $25,000.00 is payable upon the execution of this Agreement and the balance upon the consummation of the Public Offering, as hereafter defined. The term "Public Offering" means the underwritten public offering of common stock of AMC or its successor. Payment is to be made by check by ICS on each such date. ICS shall give MDP prior written notice of the date of the consummation of the Public Offering, which is expected to be approximately February 15, 1997, but could be subject to delays.

         3. RETURN OF STOCK. Oscher hereby assigns and transfers 3,521,405 shares of common stock of AMC (collectively "AMC Shares") to AMC. Oscher represents that the AMC

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Shares are free of all liens, security interests and rights of others.
Delivery of said Shares to AMC shall be not later than twenty (20) days prior to the closing date of the Public Offering, i.e., February 15, 1996, or such later date as may be the case, in order that American Stock Transfer can process the transfer prior to the closing date.

         4. TERMINATION OF THIS AGREEMENT.

                  (a) In the event that the Public Offering is not consummated as set forth in subparagraph (b), this Agreement shall be null and void, of no effect and the parties shall continue their relationship as set out in the Terminated Agreements and the $25,000.00 payment by ICS to MDP shall be applied to the outstanding principal balance reducing said balance as of November 30, 1996 to approximately $238,111.20, as set out in Exhibit A attached.

                  (b) The parties recognize that the Public Offering by AMC or its successor entity could be postponed or delayed. In the event that the Public Offering is not consummated on or before June 30, 1997, it shall be presumed that the Public Offering will not occur in the near future and this Agreement shall be null and void as set forth in subparagraph (a) above, unless the underwriter managing the Public Offering has set a definite date for the consummation of the Public Offering. Upon termination of this Agreement as set forth in subparagraph (a) above, AMC shall reissue the 3,521,405 of AMC shares to Oscher, which were transferred to it pursuant to paragraph 3, in the event the shares have been transferred by Oscher to AMC.

                  (c) Within ten (10) days after the closing of the public offering, Oscher shall execute a quitclaim deed to R. Fine and W. Price releasing their respective parcels of real estate from the guaranty in the Terminated Agreements. R. Fine and W. Price shall prepare the quitclaim deed at their expense.

         5. FURTHER ASSURANCES. The parties hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement.

         6. ENTIRE AGREEMENT. This Agreement embodies the entire agreement between the parties hereto regarding the termination of the Terminated Agreements and related matters. No representations or agreements, whether written or oral, other than those contained or referenced herein, shall be binding on the parties.

         7. SPECIFIC PERFORMANCE. This Agreement may be specifically enforceable in accordance with applicable principles of law and equity. The parties hereby acknowledge that it is impossible to measure the monetary damages which would result from a party's failure to perform any obligation imposed upon such party by this Agreement. Therefore, if any party hereto should institute an action or proceeding to enforce the provisions hereof, any other party against whom such action or proceeding is thereby brought hereby waives the claim or defense that such party has an adequate remedy at law, and such person shall not urge in any action or proceeding the claim or defense that an adequate remedy at law exists.


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         8.  AUTHORITY. Each party represents to all other parties that such party has the authority to enter into this Agreement and that the execution, delivery and performance of this Agreement by such party has been duly and validly authorized, constitutes a legal, valid and binding obligation of such party and is enforceable in accordance with its terms.

         9. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Georgia (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters, including, but not limited to, matters of validity, construction, effect and performance.

         10. COUNTERPARTS AND EXHIBITS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                             MDP CORPORATION

                             By:
                                ---------------------------------------
                             Name:
                                  -------------------------------------
                             Title:
                                   ------------------------------------

                             ------------------------------------------
                             Jonathan J. Oscher


                             AMERICAN MEDCARE CORPORATION

                             By:
                                ---------------------------------------
                             Name:
                                  -------------------------------------
                             Title:
                                   ------------------------------------

                             ------------------------------------------


                             INTERNATIONAL COMPUTER
                             SOLUTIONS, INC.

                             By:
                                ---------------------------------------
                             Name:
                                  -------------------------------------
                             Title:
                                   ------------------------------------

                             ------------------------------------------

                             PAYING ICS SHAREHOLDERS:

                             ------------------------------------------
                             Robert L. Fine

                             ------------------------------------------
                             W.K. Price


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                             ------------------------------------------
                             Frederick L. Fine

                             ------------------------------------------
                             James K. Price

                             ------------------------------------------
                             William A. Baker



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